UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K-A
                                 Amendment No. 2

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                         Date of Report:  June 28, 2002
                        (Date of earliest event reported)

                         MERGE TECHNOLOGIES INCORPORATED
             (Exact name of registrant as specified in the charter)

            Wisconsin  		          0-29486	      39-1600938
  (State or other jurisdiction	    (Commission File No.)    (IRS Employer
        of incorporation)                                  Identification No.)


               1126 South 70th Street, Milwaukee, Wisconsin  53214-3151
                      (Address of Principal Executive Offices)

                                   (414) 977-4000
                 (Registrant's telephone number including area code)

                                         N/A
             (Former name or former address, if changed since last report)


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ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

We previously filed Form 8-K-A Amendment No. 1 (reporting an event dated June 28, 2002) in which was included audited financial statements of e-Film Medical Inc. for the periods ended March 31, 2002 and 2001. The Auditors' Report issued in connection with those financial statements did not indicate the manual signature of the auditors. The following exhibit is the Auditors' Report, with a manual signature indicated, for such financials.

	a. Financial Statements of Businesses Acquired.

	(i) Auditors' Report (indicating manual signature) issued in connection with the financial statements of e-Film Medical Inc. for the periods ended March 31, 2002 and 2001.


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AUDITOR'S REPORT
-----------------

To the Shareholders of
eFilm Medical Inc.

We have audited the balance sheets of eFilm Medical Inc. as at March 31, 2002 and 2001 and the statements of operations and deficit and of cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with Canadian generally accepted auditing standards and auditing standards generally accepted in the United States of America. These standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at March 31, 2002 and 2001 and the results of its operations and deficit and its cash flows for each of the years in the two year period ended March 31, 2002 in accordance with Canadian generally accepted accounting principles.

Our previously issued Auditors' Report dated May 10, 2002 has been withdrawn, and as discussed in Note 11, the accompanying financial statements have been restated.

/s/ Deloitte & Touche LLP
--------------------------
Chartered Accountants

Toronto, Ontario
May 10, 2002, except as to Note 10 (iv) and Note 11
   which are as of August 8, 2002



COMMENTS BY AUDITORS ON CANADA -
UNITED STATES OF AMERICA REPORTING DIFFERENCES

In the United States of America, reporting standards for auditors require the addition of an explanatory paragraph when the financial statements are affected by conditions and events that cast substantial doubt on the Company's ability to continue as a going-concern, such as those described in Note 1 to the financial statements. Although we conducted our audits in accordance with both Canadian generally accepted auditing standards and auditing standards generally accepted in the United States of America, our report to the Shareholders dated May 10, 2002, except as to Note 10 (iv) and Note 11 which are as of August 8, 2002, is expressed in accordance with Canadian reporting standards which do not permit a reference to such conditions and events in the auditors' report when these are adequately disclosed in the financial statements.

/s/ Deloitte & Touche LLP
--------------------------
Chartered Accountants

Toronto, Ontario
May 10, 2002, except as to Note 10 (iv) and Note 11
   which are as of August 8, 2002


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                                      SIGNATURES
				    --------------


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


				MERGE TECHNOLOGIES INCORPORATED



Dated:  March 11, 2003		By:	/s/ Richard A. Linden
					-------------------------------------
					Richard A. Linden,
					President and Chief Executive Officer


				MERGE TECHNOLOGIES INCORPORATED



Dated:  March 11, 2003		By:	/s/ Scott T. Veech
					-------------------------------------
					Scott T. Veech,
					Chief Financial Officer, Treasurer
					  and Secretary

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